UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2023
Lightning eMotors, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39283	84-4605714
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
815 14th Street SW, Suite A100
Loveland, Colorado 80537
(Address of principal executive offices, including zip code)
1-800-223-0740
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ZEV	New York Stock Exchange
Redeemable Warrants, each full warrant exercisable for one share of Common Stock at an exercise price of $230.00 per share	ZEV.WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 12, 2023, Lightning eMotors, Inc. held its annual meeting of stockholders, or the Annual Meeting. Proxies were solicited pursuant to the definitive proxy statement filed on March 29, 2023, with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934.

The number of shares of common stock entitled to vote at the Annual Meeting was 113,048,444, based on the number of shares of common stock outstanding on March 17, 2023, prior to the April 27, 2023 1-for-20 reverse stock split. The holders of 72,658,139 shares of common stock were present or represented by valid proxy at the Annual Meeting, of which 23,668,006 were broker non-votes. Each share of common stock was entitled to one vote with respect to matters submitted to our stockholders at the Annual Meeting. At the Annual Meeting, stockholders voted on the matters set forth below.

Proposal 1 – Election of Directors

Diana Tremblay and Thaddeus Senko were duly elected as Class III directors for a term ending with the stockholder’s meeting in 2026. The result of the election was as follows:

NOMINEE	FOR	WITHHELD
Diana Tremblay	44,093,372	4,896,761
Thaddeus Senko	45,373,539	3,616,594

Proposal 2 – Ratification of the Selection of Independent Registered Public Accounting Firm

Stockholders voted upon and approved the ratification of the appointment and selection of Grant Thornton LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN
70,528,531	1,959,609	169,999

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lightning eMotors, Inc.
Dated: May 17, 2023
	By:	/s/ Timothy Reeser
	Name:	Timothy Reeser
	Title:	Chief Executive Officer and President